Fees Summary	Jul. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 684,431,125.00
Previously Paid Amount	0.00
Total Fee Amount	104,786.41
Total Offset Amount	0.00
Net Fee	$ 104,786.41
Final Prospectus	false